EXHIBIT 10.1
FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This First Amendment to Loan and Security Agreement (this “First Amendment”) is made this 7th day of January, 2022, by and among RNGR ENERGY SERVICES, LLC, a Delaware limited liability company (“Services”), RANGER ENERGY SERVICES, LLC, a Delaware limited liability company (“Ranger”), TORRENT ENERGY SERVICES, LLC, a Delaware limited liability company (“Torrent”), RANGER ENERGY LEASING, LLC, a Delaware limited liability company (“Leasing”), RANGER ENERGY PROPERTIES, LLC, a Delaware limited liability company (“Ranger Properties”), ACADEMY OILFIELD RENTALS, LLC, a Delaware limited liability company (“Academy”), RANGER ENERGY EQUIPMENT, LLC, a Delaware limited liability company (“Ranger Equipment”), BRAVO WIRELINE, LLC a Delaware limited liability company (“Bravo”), PATRIOT COMPLETION SOLUTIONS LLC, a Delaware limited liability company (“Patriot”), RANGER ENERGY ACQUISITION, LLC a Delaware limited liability company (“Basic Energy AcquisitionCo”), together with Services, Ranger, Torrent, Leasing, Properties, Academy, Equipment, Bravo and Patriot, each a “Borrower”, and together with any other Borrower party thereto from time to time, collectively, the “Borrowers”), and RANGER ENERGY SERVICES, INC., a Delaware Corporation (“Parent”), and together with any other Guarantor party thereto from time to time (each a “Guarantor” and collectively, the “Guarantors”; the Borrowers and Guarantors are referred to herein as, collectively, jointly and severally, the “Loan Parties” and each a “Loan Party”), the Lenders party hereto and ECLIPSE BUSINESS CAPITAL LLC, as agent for the Lenders (in such capacity, the "Agent").
BACKGROUND
A.The Loan Parties, Lenders and the Agent entered into that certain Loan and Security Agreement dated as of September 27, 2021 (the “Existing Loan Agreement”; as amended by this First Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto.
B.In accordance with Section 2.1(e) of the Existing Loan Agreement, the Borrowers have requested that the Lenders increase the Revolving Loan Commitments in an amount of $15,000,000 and Eclipse Business Capital SPV, LLC has agreed to increase its Revolving Loan Commitments by an amount of $15,000,000, subject to the terms and conditions contained herein.
C.The Loan Parties have asked the Required Lenders to amend the Loan Agreement as set forth herein and the Required Lenders have agreed to make certain amendments to the Loan Agreement subject to the terms and conditions contained herein.
NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made a part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings attributed thereto in the Loan Agreement.
2.Revolving Loan Commitments Increase. Pursuant to Section 2.1(e) of the Existing Loan Agreement, the Borrowers have requested an increase in the Revolving Loan Commitments in the amount of $15,000,000. Subject to the terms and conditions contained herein and in Section 2.1(e) of the Existing
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Loan Agreement, Eclipse Business Capital SPV, LLC has agreed to increase its Revolving Loan Commitments in an amount of $15,000,000 in order to satisfy the Borrowers’ request in full.
3.Amendments to Loan Agreement. The Existing Loan Agreement (excluding the schedules and exhibits thereto, unless otherwise amended hereby, which shall remain in full force and effect) is hereby amended as set forth in Annex A attached hereto
4.Representations and Warranties. Each Loan Party hereby:
(a)after giving effect to this First Amendment reaffirms all representations and warranties made to the Lenders and the Agent under the Loan Agreement and all of the other Loan Documents and represents and warrants that after giving effect to this First Amendment all such representations and warranties are true and correct in all material respects (except where such representation or warranty is already qualified by Material Adverse Effect, materiality or similar qualifications, in which case such representation and warranty shall be accurate in all respects) on and as of the date hereof (or, to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct in all material respects (except where such representation or warranty is already qualified by Material Adverse Effect, materiality or similar qualified which such representation or warranty shall be accurate in all respects) as of such earlier date), both before and after giving effect hereto;
(b)as of the date hereof, reaffirms all covenants contained in the Loan Agreement and all of the other Loan Documents and covenants to comply with all such covenants until the Termination Date; and
(c)as of the date hereof, represents and warrants that:
(i)no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the other Loan Documents;
(ii)such Loan Party has all requisite power and authority to execute and deliver, and to perform all of its obligations under, this First Amendment;
(iii)the execution, delivery and performance by such Loan Party of this First Amendment has been duly and validly authorized and do not violate such Loan Party's Governing Documents or any law or any material agreement or instrument or any court order which is binding upon such Loan Party or its property, do not constitute grounds for acceleration of any Indebtedness or obligation under any material agreement or instrument which is binding upon such Loan Party or its property, and do not require the consent of any Person;
(iv)this First Amendment has been duly executed and delivered by, and is enforceable against, each of the Loan Parties party hereto, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles; and
(v)no Loan Party is required to obtain any government approval, consent, or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of this First Amendment.
5.Conditions Precedent. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of, or waived by, the Agent and the Lenders:
(a)the Agent shall have received duly executed copies of the below listed documents, each upon terms and conditions acceptable to the Agent and the Lenders:

(i)the First Amendment; and
(ii)the Amended and Restated Revolving Note;
(b)the representations and warranties set forth in Section 4 above shall be true and correct;
(c)immediately after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing;
(d)the conditions set forth in Section 4.2 of the Existing Loan Agreement are satisfied;
(e)Borrowers shall have paid Agent the Accordion Fee (as defined in the Agent Fee Letter) specified in the Agent Fee Letter; and
(f)the Borrower Representative shall have delivered to Agent a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolution adopted by such Loan Party approving or consenting to the Increase and (B) in the case of each Borrower, certifying that, before and after giving effect to such Increase set forth in Section 2 above, (1) the representations and warranties contained in Section 4 above and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (2) no Default or Event of Default exists and (3) Borrowers are in compliance (on a pro forma basis) with the covenants contained in Section 9 of the Existing Loan Agreement.
6.Reaffirmation of Loan Documents; No Novation. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed any Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of such Obligations as amended hereby. Each Loan Party acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this First Amendment shall not serve to effect a novation of any Indebtedness under the Loan Documents or any other Obligations.
7.No Modification. Except as expressly set forth herein, nothing contained in this First Amendment shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any other Loan Document or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent reserves all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.
8.Release of Claims. In consideration of the Agent’s agreements contained in this First Amendment, each Loan Party hereby irrevocably releases and forever discharges the Agent and its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations or proceedings, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against the Agent or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof.

9.Miscellaneous.
(a)Headings; Construction. Section and subsection headings are used in this First Amendment only for convenience and do not affect the meanings of the provisions that they precede.
(b)Modifications. No modification hereof or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(c)Governing Law; Loan Document. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS FIRST AMENDMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. This First Amendment is a Loan Document and is subject to and has the benefit of all the provisions in the Loan Agreement applicable to Loan Documents.
(d)Counterparts; Fax/Email Signatures. This First Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This First Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered by their duly authorized officers as of the date first above written.
                        Agent:
                        ECLIPSE BUSINESS CAPITAL LLC

                        By: ________________________________
                        Name:
                        Its: Authorized Signatory
                        Lender:
                        ECLIPSE BUSINESS CAPITAL SPV, LLC

                        By: ________________________________
                        Name:
                        Its: Authorized Signatory

[Signature Page to First Amendment]

RANGER ENERGY SERVICES, INC.

By:
Name:
Title:

RNGR ENERGY SERVICES, LLC

By:
Name:
Title:

TORRENT ENERGY SERVICES, LLC

By:
Name:
Title:

RANGER ENERGY SERVICES, LLC

By:
Name:
Title:

ACADEMY OILFIELD RENTALS, LLC

By:
Name:
Title:

RANGER ENERGY LEASING, LLC

By:
Name:
Title:

[Signature Page to First Amendment]

RANGER ENERGY PROPERTIES, LLC

By:
Name:
Title:

RANGER ENERGY EQUIPMENT, LLC

By:
Name:
Title:

PATRIOT COMPLETION SOLUTIONS LLC

By:
Name:
Title:

BRAVO WIRELINE, LLC

By:
Name:
Title:

RANGER ENERGY ACQUISITION, LLC

By:
Name:
Title:

[Signature Page to First Amendment]

Annex A
See attached.